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                                                              EXHIBIT 99.906CERT

              CERTIFICATION PURSUANT TO SECTION 1350 OF CHAPTER 63
                      OF TITLE 18 OF THE UNITED STATES CODE

I, Louis G. Navellier, President and Trustee of The Navellier Variable Insurance Series Fund, Inc., certify that (i) the Form N-CSR for the period ended December 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form N-CSR for the period ended December 31, 2003 fairly presents, in all material respects, the financial condition and results of operations of The Navellier Variable Insurance Series Fund, Inc.

Date:    March 9, 2004
     ----------------------


/s/ LOUIS G. NAVELLIER
------------------------------------
Louis G. Navellier
President and Trustee
The Navellier Variable Insurance Series Fund, Inc.


              CERTIFICATION PURSUANT TO SECTION 1350 OF CHAPTER 63
                     OF TITLE 18 OF THE UNITED STATES CODE

I, Arjen Kuyper, Treasurer of The Navellier Variable Insurance Series Fund, Inc., certify that (i) the Form N-CSR for the period ended December 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form N-CSR for the period ended December 31, 2003 fairly presents, in all material respects, the financial condition and results of operations of The Navellier Variable Insurance Series Fund, Inc.

Date:    March 9, 2004
     ----------------------


/s/ ARJEN KUYPER
------------------------------------
Arjen Kuyper
Treasurer
The Navellier Variable Insurance Series Fund, Inc.

This certificate is furnished pursuant to the requirements of Form N-CSR and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act of 1934.